Accounts Receivable, Net	12 Months Ended
Dec. 31, 2019
Credit Loss, Additional Improvements [Abstract]
Accounts Receivable, Net
3.	Accounts receivable, net
Accounts receivable, net is consisted of the following:

	December 31, 2018	December 31, 2019
	RMB	RMB
Accounts receivable, gross:	6,485	2,979
Less: allowance for doubtful accounts	—	—

Accounts receivable, net	6,485	2,979

The Group closely monitors the collection of its accounts receivable and records allowance for doubtful accounts against aged accounts receivable and for specifically identified non-recoverable
amounts. If the economic situation and the financial condition of a customer deteriorate resulting in an impairment of the customer’s ability to make payments, additional allowances might be required. Receivable balance are written off when they are determined to be uncollectable.